SUPPLEMENT TO THE PROSPECTUS OF
       MORGAN STANLEY DEAN WITTER WORLD WIDE INCOME TRUST
                     Dated February 22, 1999

     The  second  paragraph under the section of  the  Prospectus
entitled  "FUND  MANAGEMENT"  is  hereby  replaced  by   the
following:

     The   Fund's  portfolio  is  managed  within   the
     Investment Manager's Taxable Income Group.  Rajesh
     K.  Gupta  and  Peter J. Seeley  are  the  primary
     portfolio  managers of the Fund, Mr.  Gupta  since
     February 1998 and Mr. Seeley since December  1994.
     Rajesh  K. Gupta, a Senior Vice President  of  the
     Investment  Manager, has been managing  portfolios
     comprised   of   government  securities   at   the
     Investment Manager for over five years.  Peter  J.
     Seeley,   a   Vice  President  of  the  Investment
     Manager, has been managing portfolios comprised of global fixed-income securities at the Investment
     Manager for over five years.

July 29, 1999